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                                                                   EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 (No. 333-89659) of our report dated October 29, 1999 appearing on page 30 of Toyota Motor
Credit Corporation's Annual Report on Form 10-K for the year ended September 30, 1999. We also consent to the references to us under the heading "Experts" in such Prospectus.




PricewaterhouseCoopers LLP
Los Angeles, California
January 11, 2000